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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2000


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)


               Delaware                                 001-14245                              94-3285362
    -------------------------------            ----------------------------        -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)


             505 Montgomery Street, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)




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ITEM 5   OTHER EVENTS.

                  We attach as Exhibit 99.1 to, and incorporate by reference in, this current report on form 8-K, a prospectus supplement dated August 15, 2000 to our base prospectus dated December 17, 1998 to our registration statement on Form S-3, File No. 333-68283. The prospectus supplement relates to the offer and sale from time to time up to U.S.$400,000,000 (or its equivalent in foreign currencies or composite currencies) of our medium-term notes. The medium-term notes will mature nine or more months from the date of issue and will be unconditionally guaranteed on a senior unsecured basis by AMB Property Corporation, our general partner.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits:

    Exhibit
    Number                     Description
    ---------                  ------------

     99.1                      Prospectus Supplement dated August 15, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMB Property, L.P.
                                             (Registrant)

                                     By:   AMB Property Corporation,
                                           its General Partner

Date:  August 22, 2000                     By: /s/ Tamra Browne
                                             ----------------------------------
                                              Tamra Browne
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

    Exhibit
       No.                 Description
    -------                -----------
      99.1                 Prospectus Supplement dated August 15, 2000


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